Exhibit 99.01

January 28, 2014

To Pegasi Energy Corp.:

Attention: Mike Neufeld

Dear Mike,

Please accept this letter as my resignation from the Board of Directors of Pegasi Energy Corp. effective immediately.

Sincerely,

/s/ ALAN M. GELFAND
Alan M. Gelfand